DELAWARE POOLED® TRUST

The Delaware Macquarie Real Estate Portfolio
(the “Portfolio”)

Supplement to the Portfolio’s Statement of Additional Information (“SAI”)
dated June 29, 2010

Effective as of the date of this supplement, the changes below will go into effect.

Delaware Management Company (the “Manager”) terminated the Sub-Advisory Agreement dated June 23, 2010 by and between the Manager and Macquarie Capital Investment Management LLC and assumed management of the Portfolio. As a result, all references in the SAI to “MCIM” are deleted and, when applicable and not redundant, replaced with “the Manager” or “The Manager.” In addition, the following changes are made to the SAI:

The final two sentences of the first paragraph of the SAI are deleted.

The phrase, “or MCIM under its Sub Advisory Agreement” in the final paragraph of the section of the SAI entitled “INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS — Investment Manager,” is deleted.

The section of the SAI entitled, “INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS — Sub-adviser” is deleted in it entirety.

The section of the SAI entitled, “PORTFOLIO MANAGERS” is replaced in its entirety by:

Other Accounts Managed
The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of September 30, 2010, unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2010.

			No. of
			Accounts	Total Assets in
		Total	with	Accounts with
	No. of	Assets	Performance-	Performance-
Name	Accounts	Managed	Based Fees	Based Fees
Damon Andres
Registered
Investment	9	$1.3 billion	0	$0
Companies
Other Pooled
Investment Vehicles	0	$0	0	$0
Other Accounts	4	$97.1 million	0	$0
Babak Zenouzi
Registered
Investment	13	$2.1 billion	0	$0
Companies
Other Pooled
Investment Vehicles	0	$0	0	$0
Other Accounts	6	$381.4 million	0	$0

Description of Material Conflicts of Interest
     Individual portfolio managers may perform investment management services for other portfolios or accounts similar to those provided to the Portfolio and the investment action for such other portfolio or account and Portfolio may differ. For example, an account or portfolio may be selling a security, while another account or portfolio may be purchasing or holding the same security. As a result, transactions executed for one portfolio or account may adversely affect the value of securities held by another portfolio, account, or the Portfolio. Additionally, the management of multiple portfolios or accounts and the Portfolio may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other portfolios or accounts and the Portfolio. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or portfolio. The investment opportunity may be limited, however, so that all portfolios or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple portfolios or accounts.

     A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Manager’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio manager’s compensation consists of the following:

     Base Salary — Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus — Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one’s standing in the Lipper peer groups on a one-year, three-year, and five-year basis. Three-year and five-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     Incentive Plan/Equity Compensation Plan — Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, and performance awards (collectively, “Awards”) relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms of the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan (the “Plan”) established on March 24, 2009. Since the establishment of the Plan, Awards are no longer granted under the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan effective December 26, 2008, which was established in 2001.

     The Plan was established in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. Shares issued typically must be held for six months and one day, after which time the stockholder may put them back to the company, subject to any applicable holding requirements. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30, and December 31. The fair market value of shares of common stock underlying Awards granted on or after December 26, 2008 is determined by an independent appraiser utilizing an appraisal valuation methodology in compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder.

     Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
     As of June 30, 2010, the portfolio managers of the Portfolio did not hold any shares of the Portfolio.

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated November 9, 2010.